UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2022 (July 22, 2022)

GETTY IMAGES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41453	87-3764229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange
Warrants	GETY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Getty Images Holdings, Inc. (the “Company”) filed on July 28, 2022 (the “Original Report”). This Amendment is being filed in order to (i) provide the unaudited condensed consolidated financial statements of Griffey Global Holdings, Inc. as of and for the six months ended June 30, 2022 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for Griffey Global Holdings, Inc. as of and for the six months ended June 30, 2022, and (ii) update certain disclosures contained in Item 2.01 of the Original Report in connection with providing such additional financial statements and information.

This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment.

Item 2.01. Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.2 to this Amendment is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a) and (d) of Item 9.01 of this Amendment is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired

Unaudited condensed consolidated financial statements of Griffey Global Holdings, Inc. as of and for the six months ended June 30, 2022 are filed herewith as Exhibit 99.1 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Condensed Consolidated financial statements of Griffey Global Holdings, Inc. as of June 30, 2022 and for the six months ended June 30, 2022 and June 30, 2021

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Griffey Global Holdings, Inc. for the six months ended June 30, 2022 and June 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2022

GETTY IMAGES HOLDINGS, INC.

By:	/s/ Kjelti Kellough
Name:	Kjelti Kellough
Title:	Senior Vice President, General Counsel, and Corporate Secretary

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